UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

PAYCOR HCM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, Ohio		45212
(Address of principal executive offices)		(Zip Code)

(800) 381-0053

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 12, 2021, Paycor HCM, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 containing a preliminary prospectus (the “Preliminary Prospectus”) in connection with a proposed public offering of the Company’s common stock by certain of its stockholders. The Preliminary Prospectus contains certain estimated preliminary and unaudited selected financial and other data for the quarter ended September 30, 2021. Such estimated preliminary results are furnished under the heading “Estimated Selected Recent Operating Results (Preliminary and Unaudited)” in the excerpt from the Preliminary Prospectus furnished hereto as Exhibit 99.1.

The unaudited selected financial and other data for the quarter ended September 30, 2021 reflects the Company’s preliminary estimates with respect to such results based on currently available information, is not a comprehensive statement of its financial results and is subject to completion of its financial closing procedures. The Company’s financial closing procedures for the quarter ended September 30, 2021 are not yet complete and, as a result, its actual results may differ materially from these estimates. The preliminary estimates have been prepared by, and are the responsibility of, management. Ernst & Young LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the estimated preliminary financial information. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The preliminary estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles. Further, the preliminary estimated selected financial and other data is not necessarily indicative of the results to be expected in any future period as a result of various factors.

The information provided in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On October 12, 2021, the Company issued a press release announcing the commencement of the proposed public offering of the Company’s common stock by certain of its stockholders. A copy of this press release is attached hereto as Exhibit 99.2, and the information contained therein is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including statements regarding our preliminary or future results of operations and financial position, our business outlook, our business strategy and plans, and our objectives for future operations are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “preliminary,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,” “outlook,” “potential,” “targets,” “contemplates,” or the negative or plural of these words and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the Company’s Annual Report on Form 10-K filed on September 2, 2021, the Preliminary Prospectus and in the Company’s other filings with the Commission. The Company believes that these risks include, but are not limited to: availability of new or different information impacting the preliminary estimated results for the quarter ended September 30, 2021 and inability to price or complete the proposed offering. Although we believe that the expectations, assumptions and estimates reflected in the forward-looking statements are reasonable, we cannot guarantee future financial or operating results, levels of activity, performance, or achievements. We undertake no obligation to publicly update any forward-looking statement after the date of this report, whether as a result of new information, future developments or otherwise, or to conform these statements to actual results or revised expectations, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	“Estimated Selected Recent Operating Results (Preliminary and Unaudited)” from Preliminary Prospectus dated October 12, 2021.

99.2	Press Release, dated October 12, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.

Date: October 12, 2021	By:	/s/ Alice Geene
	Name:	Alice Geene
	Title:	Chief Legal Officer and Secretary